UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

ENERTOPIA CORP.

Name of the Registrant as Specified In Its Charter

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

ii

ENERTOPIA CORP.

#18, 1873 SPALL ROAD

Kelowna, British Columbia, Canada, V1Y 4R2

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 29, 2022

Dear Stockholder:

Our special meeting of stockholders will be held at Suite 409 - 221 West Esplanade, North Vancouver, BC, Canada, V7M 3J3 at 10:00 a.m., local time, on Friday, April 29, 2022 for the following purposes:

1. to approve the sale of our Clayton Valley lithium project property in Esmeralda County, Nevada, pursuant to a Purchase and Sale Agreement with Cypress Development Corp; and

2. to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on March 25, 2022 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the special meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the special meeting.

Whether or not you plan on attending the special meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the special meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

Per:	/s/Robert McAllister
Robert McAllister Chairman of the Board

Date: March ___, 2022

ENERTOPIA CORP.

#18, 1873 SPALL ROAD

KELOWNA, British Columbia, Canada, V1Y 4R2

Telephone:

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 29, 2022

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors of Enertopia Corp. ("we", "us" or "our") is soliciting proxies for use at the special meeting of stockholders to be held at Suite 400, 570 Granville Street, Vancouver, BC, Canada, at 10:00 a.m., local time, on Friday, April 29, 2022 or at any adjournment of the special meeting (the "Meeting"). These materials were first sent or given to our stockholders on or about March ____, 2022.

What is included in these materials?

These materials include:

   the notice of special meeting of stockholders;
   this proxy statement for the special meeting of stockholders; and
   the proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE MEETING TO BE HELD ON APRIL 29, 2022

The above materials are also available at www.enertopia.com.

What items will be voted at the Meeting?

Our stockholders will vote:

1. to approve the sale of our Clayton Valley lithium project property in Esmeralda County, Nevada, pursuant to a Purchase and Sale Agreement with Cypress Development Corp; and

2. to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the Meeting, but you do not need to attend the Meeting in person to vote your shares. Even if you do not plan to attend the Meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the Meeting?

Our board of directors has fixed the close of business on March 25, 2022 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a stockholder of record on the Record Date, you are entitled to vote at the Meeting.

As of the Record Date, 155,116,088 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 155,116,088 votes are entitled to be cast at the Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the Record Date. There is no cumulative voting.

How can you Vote?

Shares of common stock cannot be voted at our special meeting unless the holder of record is present in person or is represented by proxy.  A stockholder has the right to attend our special meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting.  In the alternative, a stockholder may appoint a person to represent such stockholder at our special meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the stockholder, and returning it to our transfer agent, Nevada Agency and Transfer Company at 50 West Liberty Street, Suite 880, Reno NV 89501.  All stockholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

Valid proxies will be voted at our special meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting. The shares of common stock represented by the proxy will be voted, or withheld from voting, as directed in the proxy.  If no direction is given and the proxy is validly executed, the proxy will be voted: (1) to approve the sale of our Clayton Valley lithium project property in Esmeralda County, Nevada, pursuant to a Purchase and Sale Agreement with Cypress Development Corp.; and (2) to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof, as set forth in this proxy statement.  If any other matters properly come before our special meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as "beneficial stockholders") should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of shares of common stock can be recognized and acted upon at our special meeting.  If shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in the stockholder's name on the records of our company.  Such shares of common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms).  Beneficial stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their shares of common stock are voted at our special meeting.  The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company.  However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge") (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada).  Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our special meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our special meeting - the proxy must be returned to Broadridge well in advance of our special meeting in order to have the shares of common stock voted.

Although a beneficial stockholder may not be recognized directly at our special meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our special meeting as proxyholder for the registered stockholder and vote the shares of common stock in that capacity.  Beneficial stockholders who wish to attend at our special meeting and indirectly vote their shares of common stock as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our special meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at our special meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners - those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

Quorum

A quorum of stockholders is necessary to take action at our special meeting.  The holders of a majority of the shares entitled to vote as at the Record Date, present in person or by proxy, shall constitute a quorum for the transaction of business at our special meeting.  However, if a quorum is not present, then the holders of a majority of the shares of common stock of our company who are present at the Meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend.  At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.  Broker non-votes occur when a nominee holding shares of common stock for a beneficial owner of those shares of common stock has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto.  Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our special meeting for quorum purposes but will not be counted as votes cast on any matter presented at our special meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING.  IF YOU PLAN TO ATTEND OUR SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES OF COMMON STOCK.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

What is the difference between a stockholder of record and a "street name" holder?

If your shares are registered directly in your name with our transfer agent, Olympia Trust, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in "street name," you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering to our company, at the address on the Notice of Meeting, Attention: President, a written notice of revocation prior to the Meeting being held at the offices of Macdonald Tuskey, our corporate counsel.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Meeting?

You may call us at 1-604-973-0579 if you want to obtain directions to be able to attend the Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver's license or passport, before being admitted to the Meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.  An abstention is counted as a vote against that proposal.  Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum.  A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal.  A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

We are authorized to issue 200,000,000 shares of common stock with a par value of $0.001.  As of the Record Date a total of 155,116,088 shares of common stock were issued and outstanding.  Each share of common stock carries the right to one vote at the Meeting.

Only registered stockholders as of the Record Date are entitled to receive notice of, and to attend and vote at, the Meeting or any adjournment or postponement of the Meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, shares of common stock carrying more than 10% of the voting rights attached to the outstanding Common Shares of our company other than set forth in the section "Security Ownership of Certain Beneficial Owners and Management" below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our shares of common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Robert McAllister Kelowna, British Columbia, Canada	7,755,000(2)	4.97%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on November 21, 2021. As of November 21, 2021, there were 141,902,700 shares of our company's common stock issued and outstanding.

(2)	Includes:
	1.	500,000 Options which are exercisable at $0.05 into common shares;
	2.	250,000 Options which are exercisable at $0.075 into common shares;
	3.	7,005,000 common shares.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Sale of Mineral Claim comprising the Clayton Valley lithium project property

On February 23, 2022, we entered into a Purchase and Sale Agreement with Cypress Development Corp., or "Cypress", a Canadian junior mining company listed on the TSX Venture Exchange, and its wholly owned subsidiary, Cypress Holdings (Nevada) Ltd. Pursuant to the Purchase and Sale Agreement we have agreed to the sale of our mineral claims comprising our Clayton Valley project, situated in Esmeralda County, Nevada, referred to as the "Clayton Valley Property", to Cypress. The Clayton Valley Property is comprised of 17 whole and fractional mining claims encompassing 160 acres.

The purchase price for the sale of the Clayton Valley Property will consist of US$1,100,000 in cash and 3 million common shares of Cypress, referred to as "Cypress Shares", which will represent 2.05% of the post-transaction issued and outstanding Cypress Shares based upon their current shares outstanding.

The Purchase and Sale Agreement provides for representations and warranties, and terms and conditions, as are standard and customary for such a transaction, including but not limited to the assumption by Cypress of certain liabilities related to the mineral claims and related royalty agreements, and our representations as to title and environmental matters relating to the claims, as well as our indemnification of Cypress in regards to such matters.

As a condition of closing, Enertopia is required to enter into a Proxy and Voting Agreement and Lock-Up Agreement with Cypress.  Pursuant to the Proxy and Voting Agreement, Enertopia shall irrevocably constitute and appoint Cypress  as its proxy, with full power to vote the Cypress Shares, with respect to any and all matters requiring action on the part of, consent or approval of the Cypress shareholders.

In regards to the Lock-Up Agreement, Enertopia agrees that, except with as otherwise provided below or with the prior written consent of Cypress, it will not transfer offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, hypothecate or pledge, establish or increase a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any of the Cypress Shares.

Notwithstanding the foregoing, Enertopia shall be permitted to sell Cypress Shares without the prior written consent of Cypress in accordance with the following:

(1) beginning on the date that is four months and one day after the closing date and ending three months after such date (the "First Quarter"), Enertopia may sell up to an aggregate of 1,000,000 Shares;

(2) Entertopia may also sell up to an aggregate of 1,000,000 Shares in each three month period following the end of the First Quarter;

(3) any Cypress Shares sold pursuant to (1) and (2) may only be sold pursuant to open market offers made over the facilities of any stock exchange or market on which the common shares of Cypress are then listed (each a "Recognized Exchange");

(4) the maximum number of Cypress Shares that may be sold on any trading day over any Recognized Exchange may not exceed 10% of the total trading volume of Cypress common shares on such Recognized Exchange on the immediately preceding trading day; and

(5) the price at which Cypress Shares may be sold on any given day over a Recognized Exchange shall be not less than the closing price of the Cypress common shares on such Recognized Exchange on the immediately preceding trading day.

The Board of Directors recommends this transaction to the shareholders both in terms of its fairness to our company and the overall consideration received by the company as a result of the transaction. The Board's recommendation is based on several factors:

a) The Enertopia market valuation post-transaction, will be based upon both its holdings of the Cypress Shares and the value of its remaining projects, as well as the cash consideration component.

b) To date, we have been unable to raise sufficient capital to materially advance the Clayton Valley Project.  The Canadian capital markets have traditionally been more receptive to the financing of Canadian junior mining companies.

c) Cypress has the funds available to advance the Clayton Valley Project and complete the permitting process and has entered the feasibility stage of project development which is a key milestone in de-risking the project for development and production down the road.

d) Our valuation of the transaction excludes any additional value that should be ascribed to the value of our company's stock, separate and apart from our holding of Cypress Shares.

e) The transaction provides Enertopia with the funds required to advance our other initiatives and make additional acquisitions of merit.

f) Enertopia, post transaction, will still have substantial value both because of its shares will continue to be publicly traded (at a potentially higher price) and because of its substantial tax loss carry forward position.

Stockholder and Other Approvals

Under Nevada corporate law the proposed sale constitutes the disposition of all or substantially all of our company's undertaking and is therefore required to be approved by our stockholders. Additionally, as a result of Cypress's listing on the TSX Venture Exchange, the proposed sale is also subject to approval from the TSX Venture Exchange. As at the date of this Proxy Statement, TSX Venture Exchange approval has been applied for but has not been received.

Purchase and Sale Agreement

The foregoing briefly summarizes certain of the material terms of the Purchase and Sale Agreement. All summaries of the terms and conditions of the Purchase and Sale Agreement contained in this Proxy Statement are qualified in their entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which has been filed with our Securities and Exchange Commission filings which are available over the Internet at the SEC's website at http://www.sec.gov.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 1

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting.

"HOUSEHOLDING" OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request "householding" of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next meeting of stockholders.  To be eligible for inclusion in our 2022 proxy statement, your proposal must be received by us within a reasonable time before we begin to print and send our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act.  Further, if you would like to nominate a director or bring any other business before the stockholders at the 2022 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary within a reasonable time before we begin to print and send our proxy materials.  While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2022 meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company, at the address on the first page of this Proxy Statement to the attention of the President.

With respect to business to be brought before the Meeting, we have received no notices from our stockholders that we were required to include in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission's website at www.sec.gov.  Additional information regarding our company and our business activities is available on the SEDAR website located at www.sedar.com and at our company's website located at http://www.enertopia.com. Our company's financial information is provided in our company's audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR website.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the Meeting, and so far as is known to our board of directors, no matters are to be brought before the Meeting except as specified in the notice of the special meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Robert McAllister

Robert McAllister

Chairman of the Board

March ___, 2022

Proxy

SPECIAL MEETING  OF STOCKHOLDERS OF ENERTOPIA CORP. (the "Company") TO
BE HELD AT 409 - 221 West Esplanade, North Vancouver BC V7M 3J3 on Friday, April 29,
2022, at 10:00 A.M. (PACIFIC TIME)

The undersigned stockholder ("Registered Stockholder") of the Company hereby appoints Robert McAllister, a Director of the Company, or, in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

PROPOSAL 1: to approve the sale of our Clayton Valley lithium project property in Esmeralda County, Nevada, pursuant to a Purchase and Sale Agreement with Cypress Development Corp.	FOR	☐	AGAINST	☐

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by Nevada Agency and Transfer Company.

4. A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers at the Meeting before the Meeting begins.

5. A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do one of the following:

 (a) appoint one of the management proxyholders named on this Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Stockholder with respect to a resolution set out herein, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a Registered Stockholder of the Company, to vote according to the Registered Stockholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified with respect to the matters to be voted on at the Meeting, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes by proxy.

To be represented at the Meeting, this Instrument of Proxy must be received by Nevada Agency and Transfer Company no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof, or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting.

3. VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week:  If a WEB VOTING ID NUMBER appears on the face of this Instrument of Proxy in the address box (see example below), you can complete internet voting at https://secure.olympiatrust.com/proxy/

Example:	123456 9999 1000 123F45K JOHN DOE 123 MAIN STREET CALGARY AB T1A 1A1	o 123F45K would be your WEB VOTING ID NUMBER

RETURN YOUR PROXY BY MAIL, FACSIMILE OR E-MAIL TO Nevada Agency and Transfer Company:

Nevada Agency and Transfer Company, Proxy Department,  50 West Liberty Street, Suite 880
Reno NV 89501  Tel: 775-322-0626    Fax: 775-322-5623   E-mail:

      Do not mail the printed Instrument of Proxy if you have voted via the Internet